DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

Deal Name:                      WMLT 2005-WMC1
                                    #Of  Laons          Balance         Avg balan     % of the pool     Seasoning   WAC
Aggregated pool                          3,656        707,104,168       193,409.24                              1    7.1
2nd lien                                 1,159         73,027,011        63,008.64         10.33%               1   10.1
IO loans only                              529        165,338,919       312,549.94         23.38%               1   6.31

rates:
9.5-10                                     315         19,512,468        61,944.34          2.76%               1    9.9
10.01-10.5                                 182         11,686,751        64,212.92          1.65%               1   10.4
10.51-11                                   199         13,123,054        65,945.00          1.86%               1   10.9
11.01-12                                   129          6,596,515        51,135.78          0.93%               1   11.6
12.01-13                                    23          1,369,548        59,545.55          0.19%               1   12.5
gt 13%                                                                #DIV/0!               0.00%

FICO---
<500                                         2            161,679        80,839.31          0.02%               1   8.85
501-525                                     76         16,082,464       211,611.37          2.27%               1   8.23
526-550                                     62         12,019,736       193,866.72          1.70%               1   7.97
551-575                                    134         28,920,134       215,821.90          4.09%               1   7.51
576-600                                    381         63,585,906       166,892.14          8.99%               1   7.16
601-625                                    677        118,654,492       175,265.13         16.78%               1   7.22
626-650                                    656        127,935,651       195,023.86         18.09%               1   7.06

<50,000                                    524         17,588,466        33,565.77          2.49%               1   9.98
50,000-75,000                              398         24,925,296        62,626.37          3.52%               1   9.50
75,000-100,000                           2,360        474,140,496       200,906.99         67.05%               1   7.06
400,000-500,000                            227        101,325,109       446,366.12         14.33%               1   6.63
500,001-600,000                             93         51,162,038       550,129.44          7.24%               1   6.56
>600,000                                    54         37,962,764       703,014.15          5.37%               1    6.6

LTV
80-85                                      157         39,686,759       252,781.90          5.61%               1   6.91
85.01-90                                   225         58,834,784       261,487.93          8.32%               1      7
90.01-95                                   136         34,922,824       256,785.47          4.94%               1   7.45
95.01-100                                   10          1,632,792       163,279.21          0.23%               2    7.5

Stated doc                                1770        353,642,333       199,797.93         50.01%               1   7.31
NO DOC
Limited Doc                                539        124,130,427       230,297.64         17.55%               1   6.79
                                                                      #DIV/0!               0.00%

2nd home                                   122         20,279,868       166,228.42          2.87%               1   7.22
investment property                         90         17,931,262       199,236.25          2.54%               1   7.54
cash out loans                            1211        277,551,602       229,192.07         39.25%               1   6.92
condo                                      391         64,019,667       163,733.16          9.05%               1   7.06
2-4 family                                 175         45,913,333       262,361.90          6.49%               1   7.09

fixed rate                                1413        124,357,405        88,009.49         17.59%               1   8.73
arm                                       2243        582,746,763                                               1   6.75

CA                                        1269        331,872,804                                               1   6.91
NY                                         166         37,859,200       228,067.47          5.35%               1   6.91
MI, LA, AL                                  67          5,672,303        84,661.24          0.80%               1   7.56
GA                                          45          4,748,028       105,511.74          0.67%               1   7.44

DTI                                       3460        666,653,741       192,674.49         94.28%               1    7.1
DTI > 50                                   196         40,450,427       206,379.73          5.72%               1   7.05

Silent 2nds                                286         69,039,326       241,396.25          9.76%               1   6.36

Deal Name:
                                WARM    FICO       OLTV         CLTV      DTI        % Of Full Doc     % of Primary
Aggregated pool                  340     649        73.83      82.070    41.00               32.43            94.6
2nd lien                         179     666        19.71      99.450    41.41               24.39           96.51
IO loans only                    359     672        80.79      80.790    39.61               39.24           97.93

rates:
9.5-10                           195     657         25.7      98.090    41.42               27.37            93.3
10.01-10.5                       185     650        21.35      98.680    41.81               23.44           98.13
10.51-11                         181     639        20.49      99.010    41.99               19.03           98.35
11.01-12                         179     635        19.37      98.750    42.49                20.6           98.59
12.01-13                         181     611        19.75      99.410    43.11               13.25             100
gt 13%

FICO---
<500                             359     500           80      80.000    39.80                 100             100
501-525                          359     512         75.1      75.100    39.70                51.1           97.47
526-550                          358     538        74.71      74.710    41.04               55.77           95.61
551-575                          359     565        79.87      79.870    41.79               44.25           98.17
576-600                          347     590        75.07      80.380    40.77               56.66           97.54
601-625                          340     613        73.99      81.910    41.52               36.97           96.59
626-650                          338     638        73.65      82.450    40.86               36.56           96.22

<50,000                          191     653         23.2      97.050    39.70               43.05           94.24
50,000-75,000                    220     653        34.07      95.040    41.19               32.69           93.13
75,000-100,000                   344     645        74.82      81.160    40.96               34.89           94.25
400,000-500,000                  359     657        81.54      81.540    41.43               24.22            96.4
500,001-600,000                  359     661        81.25      81.250    40.73               23.19           96.76
>600,000                         359     669         80.4      80.400    41.16               30.99           92.38

LTV
80-85                            358     621        84.19      84.190    40.38               46.99           95.61
85.01-90                         358     642        89.55      89.550    40.03               42.84           86.13
90.01-95                         359     632        94.44      94.440    41.95               55.17           89.14
95.01-100                        358     656        98.97      98.970    43.77               63.94             100

Stated doc                       336     662         71.5      81.540    41.27                   0           94.34
NO DOC
Limited Doc                      343     645        75.46      82.310    39.07                   0            95.3


2nd home                         338     693         75.5      84.790    40.09               27.39               0
investment property              357     668        80.05      80.850    41.03               37.98               0
cash out loans                   351     627        76.66      79.680    40.87               41.17           97.15
condo                            336     662        73.21      83.130    41.86               32.05           91.41
2-4 family                       343     674        74.46      81.280    41.97               22.89           91.22

fixed rate                       251     660        43.46      90.280    41.13               31.51           96.44
arm                              359     647        80.31      80.310    40.97               32.63            94.2

CA                               340     656        73.17      81.350    41.22               24.53           95.88
NY                               341     647        74.42      82.240    42.13               42.39           98.29
MI, LA, AL                       340     625        76.66      83.760    37.67               59.49           95.07
GA                               339     642        74.44      83.400    40.42               45.04           75.72

DTI                              339     650        73.61      82.020    40.24               31.05           94.93
DTI > 50                         347     637        77.48      82.800    53.43               55.25           89.03

Silent 2nds                      359     661        79.92      79.920    40.44               51.68            97.7

Deal Name:
                                 % of (single family and PUD)       % of cashout     % of 2nd lien      IO %
Aggregated pool                                          83.78             39.25            10.33    23.38
2nd lien                                                 83.38             14.49              100      0
IO loans only                                            87.15              36.9                0     100

rates:
9.5-10                                                   79.66             21.03            90.89      0
10.01-10.5                                               87.16             16.75            96.83      0
10.51-11                                                 79.65             18.22            98.83      0
11.01-12                                                 85.65             10.97            99.51      0
12.01-13                                                 92.16              5.82              100      0
gt 13%

FICO---
<500                                                       100             44.97                0      0
501-525                                                  90.71             87.03                0      0
526-550                                                  89.31             85.61                0    3.24
551-575                                                  91.23             75.94                0    2.05
576-600                                                   87.8             54.72             6.64    10.52
601-625                                                  89.06             44.73             9.95    14.45
626-650                                                  80.94             39.06            11.04    22.85

<50,000                                                  84.03             16.26            92.41      0
50,000-75,000                                            81.28             20.14            76.25    0.78
75,000-100,000                                           84.03             40.35             7.97    20.81
400,000-500,000                                          81.44             40.87                0    37.48
500,001-600,000                                          83.68             40.28                0    33.41
>600,000                                                 88.52             42.99                0    30.06

LTV
80-85                                                    84.95             80.18                0    21.33
85.01-90                                                 86.37             60.26                0    22.62
90.01-95                                                 78.41             57.52                0    20.42
95.01-100                                                75.35             48.26                0      0

Stated doc                                                82.7             31.14             12.6    17.21
NO DOC
Limited Doc                                               84.3             42.83              8.6    31.89


2nd home                                                 75.79              8.76            11.62    16.06
investment property                                      74.09             34.13             1.05    0.95
cash out loans                                            85.4               100             3.81    21.98
condo                                                        0             28.15            12.42    28.42
2-4 family                                                   0             41.54              8.6    5.78

fixed rate                                                84.7             34.97            58.72      0
arm                                                      83.58             40.17                0    28.37

CA                                                       83.93             39.73            10.26    31.49
NY                                                       73.58             42.28             9.78    19.57
MI, LA, AL                                               91.89             46.77             8.91      0
GA                                                       81.31             14.99             11.2    19.47

DTI                                                      84.22             38.37            10.55    24.29
DTI > 50                                                 76.41             53.72             6.72    8.41

Silent 2nds                                              85.66             33.89                0    43.94

---------------------------------------------------------------------------
           Doc Stat = full
---------------------------------------------------------------------------
                        Occ Stat = owner occupied
---------------------------------------------------------------------------------------------------------------------
                            < 70                 >= 70 / < 80           >= 80 / < 90       >= 90 / < 100       >= 100
---------------------------------------------------------------------------------------------------------------------
< 550                          0                      100                      0                  0                0
---------------------------------------------------------------------------------------------------------------------
>= 550 / < 570
---------------------------------------------------------------------------------------------------------------------
>= 570 / < 590              9.95                     7.52                  60.01              22.52                0
---------------------------------------------------------------------------------------------------------------------
>= 590 / < 610               6.6                    12.14                  63.29              17.96                0
---------------------------------------------------------------------------------------------------------------------
>= 610 / < 630              5.58                       17                  59.94              17.48                0
---------------------------------------------------------------------------------------------------------------------
>= 630 / < 650              1.62                     2.79                  85.53              10.05                0
---------------------------------------------------------------------------------------------------------------------
>= 650 / < 670                 0                     7.69                  73.48              18.83                0
---------------------------------------------------------------------------------------------------------------------
>= 670 / < 690                 0                        0                  86.31              13.69                0
---------------------------------------------------------------------------------------------------------------------
>= 690 / < 710                 0                        0                  94.45               5.55                0
---------------------------------------------------------------------------------------------------------------------
>= 710 / < 730                 0                        0                  88.71              11.29                0
---------------------------------------------------------------------------------------------------------------------
>= 730                         0                        0                  93.68               6.32                0
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
           Doc Stat = full
---------------------------------------------------------------------------
                      Occ Stat = not owner occupied
------------------------------------------------------------------------------------------------------------
                                < 70         >= 70 / < 80      >= 80 / < 90        >= 90 / < 100      >= 100
------------------------------------------------------------------------------------------------------------
< 550
------------------------------------------------------------------------------------------------------------
>= 550 / < 570
------------------------------------------------------------------------------------------------------------
>= 570 / < 590
------------------------------------------------------------------------------------------------------------
>= 590 / < 610
------------------------------------------------------------------------------------------------------------
>= 610 / < 630                     0                0                 0                 100               0
------------------------------------------------------------------------------------------------------------
>= 630 / < 650                     0                0                 0                 100               0
------------------------------------------------------------------------------------------------------------
>= 650 / < 670
------------------------------------------------------------------------------------------------------------
>= 670 / < 690                     0                0               100                   0               0
------------------------------------------------------------------------------------------------------------
>= 690 / < 710                     0                0             85.83               14.17               0
------------------------------------------------------------------------------------------------------------
>= 710 / < 730
------------------------------------------------------------------------------------------------------------
>= 730
------------------------------------------------------------------------------------------------------------

-------------------------------------------
 Doc Stat = not full
-------------------------------------------
        Occ Stat = owner occupied
-------------------------------------------------------------------------------------------------------------------------------
                              < 70             >= 70 / < 80         >= 80 / < 90        >= 90 / < 100            >= 100
-------------------------------------------------------------------------------------------------------------------------------
< 550
-------------------------------------------------------------------------------------------------------------------------------
>= 550 / < 570
-------------------------------------------------------------------------------------------------------------------------------
>= 570 / < 590                        40.1                25.42                19.34                15.14                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 590 / < 610                        9.71                    0                61.53                28.76                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 610 / < 630                           0                 4.35                88.17                 7.48                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 630 / < 650                           0                 4.37                93.46                 2.17                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 650 / < 670                         5.6                 7.29                80.89                 6.22                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 670 / < 690                        1.33                 3.76                86.45                 8.47                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 690 / < 710                           0                 2.49                 90.6                 6.92                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 710 / < 730                        3.85                    0                95.17                 0.98                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 730                                2.42                 7.91                83.43                 6.25                    0
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
 Doc Stat = not full
-------------------------------------------
      Occ Stat = not owner occupied
-------------------------------------------------------------------------------------------------------------------------------
                              < 70             >= 70 / < 80         >= 80 / < 90        >= 90 / < 100            >= 100
-------------------------------------------------------------------------------------------------------------------------------
< 550
-------------------------------------------------------------------------------------------------------------------------------
>= 550 / < 570
-------------------------------------------------------------------------------------------------------------------------------
>= 570 / < 590
-------------------------------------------------------------------------------------------------------------------------------
>= 590 / < 610                         100                    0                    0                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 610 / < 630                           0                    0                  100                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 630 / < 650
-------------------------------------------------------------------------------------------------------------------------------
>= 650 / < 670
-------------------------------------------------------------------------------------------------------------------------------
>= 670 / < 690                           0                    0                    0                  100                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 690 / < 710                           0                    0                  100                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 710 / < 730                           0                    0                  100                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 730                                   0                    0                  100                    0                    0
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   Doc Stat = full
-------------------------------------------------------------------------------------------------------------------------------
        Occ Stat = owner occupied
-------------------------------------------------------------------------------------------------------------------------------
                              < 70             >= 70 / < 80         >= 80 / < 90        >= 90 / < 100            >= 100
-------------------------------------------------------------------------------------------------------------------------------
< 550                                16.54                35.39                 43.8                 4.27                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 550 / < 570                         4.4                11.22                34.28                 50.1                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 570 / < 590                       10.44                 8.71                54.55                26.29                 7.94
-------------------------------------------------------------------------------------------------------------------------------
>= 590 / < 610                        2.99                 4.97                64.28                27.76                10.28
-------------------------------------------------------------------------------------------------------------------------------
>= 610 / < 630                        4.56                 8.04                59.69                27.71                12.12
-------------------------------------------------------------------------------------------------------------------------------
>= 630 / < 650                         4.5                12.03                 52.4                31.08                15.29
-------------------------------------------------------------------------------------------------------------------------------
>= 650 / < 670                        1.58                 11.6                57.68                29.14                14.19
-------------------------------------------------------------------------------------------------------------------------------
>= 670 / < 690                        5.95                11.43                43.67                38.95                14.78
-------------------------------------------------------------------------------------------------------------------------------
>= 690 / < 710                           0                 1.21                74.94                23.85                20.97
-------------------------------------------------------------------------------------------------------------------------------
>= 710 / < 730                         5.7                    0                68.29                26.02                11.88
-------------------------------------------------------------------------------------------------------------------------------
>= 730                                5.09                13.69                 48.2                33.03                19.27
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   Doc Stat = full
-------------------------------------------------------------------------------------------------------------------------------
      Occ Stat = not owner occupied
-------------------------------------------------------------------------------------------------------------------------------
                              < 70             >= 70 / < 80         >= 80 / < 90        >= 90 / < 100            >= 100
-------------------------------------------------------------------------------------------------------------------------------
< 550                                32.47                42.47                25.06                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 550 / < 570                           0                  100                    0                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 570 / < 590                           0                    0                  100                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 590 / < 610                        7.11                    0                27.08                65.81                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 610 / < 630                           0                    0                19.45                80.55                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 630 / < 650                       44.53                    0                22.21                33.26                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 650 / < 670                           0                    0                36.45                63.55                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 670 / < 690                           0                    0                53.21                46.79                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 690 / < 710                           0                    0                 5.98                94.02                29.75
-------------------------------------------------------------------------------------------------------------------------------
>= 710 / < 730                           0                 4.53                55.33                40.14                  1.6
-------------------------------------------------------------------------------------------------------------------------------
>= 730                                   0                    0                50.52                49.48                 3.32
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 Doc Stat = not full
-------------------------------------------------------------------------------------------------------------------------------
        Occ Stat = owner occupied
-------------------------------------------------------------------------------------------------------------------------------
                              < 70             >= 70 / < 80         >= 80 / < 90        >= 90 / < 100            >= 100
-------------------------------------------------------------------------------------------------------------------------------
< 550                                32.73                32.95                24.06                10.26                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 550 / < 570                       23.97                36.11                23.95                15.96                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 570 / < 590                       17.15                25.25                32.27                25.33                 1.29
-------------------------------------------------------------------------------------------------------------------------------
>= 590 / < 610                       10.34                14.66                55.72                19.28                 8.28
-------------------------------------------------------------------------------------------------------------------------------
>= 610 / < 630                        8.65                 9.18                59.15                23.03                10.18
-------------------------------------------------------------------------------------------------------------------------------
>= 630 / < 650                        3.58                12.07                61.64                22.71                12.29
-------------------------------------------------------------------------------------------------------------------------------
>= 650 / < 670                        1.85                10.35                60.47                27.34                18.64
-------------------------------------------------------------------------------------------------------------------------------
>= 670 / < 690                        2.58                 6.23                65.96                25.23                19.63
-------------------------------------------------------------------------------------------------------------------------------
>= 690 / < 710                        1.08                11.02                 62.7                25.19                19.88
-------------------------------------------------------------------------------------------------------------------------------
>= 710 / < 730                        1.32                 1.42                70.49                26.77                24.06
-------------------------------------------------------------------------------------------------------------------------------
>= 730                                7.59                 4.99                57.95                29.47                18.31
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
 Doc Stat = not full
-------------------------------------------------------------------------------------------------------------------------------
      Occ Stat = not owner occupied
-------------------------------------------------------------------------------------------------------------------------------
                              < 70             >= 70 / < 80         >= 80 / < 90        >= 90 / < 100            >= 100
-------------------------------------------------------------------------------------------------------------------------------
< 550                                  100                    0                    0                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 550 / < 570                           0                    0                    0                  100                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 570 / < 590                        75.2                    0                 24.8                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 590 / < 610                       58.12                    0                41.88                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 610 / < 630                       37.08                 8.75                50.03                 4.14                 4.14
-------------------------------------------------------------------------------------------------------------------------------
>= 630 / < 650                        2.45                31.13                42.04                24.37                 1.56
-------------------------------------------------------------------------------------------------------------------------------
>= 650 / < 670                           0                33.64                26.21                40.15                    0
-------------------------------------------------------------------------------------------------------------------------------
>= 670 / < 690                           0                    3                60.41                 36.6                 7.06
-------------------------------------------------------------------------------------------------------------------------------
>= 690 / < 710                           0                 1.76                 61.2                37.04                13.55
-------------------------------------------------------------------------------------------------------------------------------
>= 710 / < 730                           0                    0                64.56                35.44                17.66
-------------------------------------------------------------------------------------------------------------------------------
>= 730                                 1.8                 3.33                73.09                21.78                 16.1
-------------------------------------------------------------------------------------------------------------------------------